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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JUNE 21, 2005


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)


          TEXAS                          1-12833                 75-2669310

(State or other jurisdiction        (Commission File          (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)

            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 21, 2005, TXU Corp. (the "Company") and Mr. C. John Wilder, the Company's Chairman, President and CEO, entered into an amendment (the "Amendment") to the Employment Agreement, dated February 21, 2004, by and between Mr. Wilder and the Company (the "Employment Agreement"). A copy of the Employment Agreement was filed with the Securities and Exchange Commission on March 15, 2004 as Exhibit 10(j) to the Company' 2003 Annual Report on Form 10-K. A copy of the Amendment is being filed as Exhibit 10.1 to this Current Report on Form 8-K. The following summary of the Amendment is qualified in its entirety by reference to the actual Amendment filed as an exhibit hereto.

Deferral of Long-Term Incentive Compensation Award Payments
-----------------------------------------------------------

Pursuant to the terms of the Employment Agreement, in 2004, Mr. Wilder received two performance-based restricted stock awards under the Company's Long-Term Incentive Compensation Plan (the "LTICP"). Each award has a target of 150,000 shares of the Company's common stock. Under the terms of one award the restricted shares vest at the end of a two year performance period, and under the terms of the other award the restricted shares vest at the end of a three year performance period. Pursuant to the terms of the Employment Agreement, Mr. Wilder is also entitled to receive a performance-based restricted stock award of 150,000 shares of the Company's common stock in each of 2005, 2006 and 2007, as well as in each year that the Employment Agreement is extended beyond the initial five year term. It is anticipated that the awards granted in 2005 and beyond will be made under the Company's 2005 Omnibus Incentive Plan (the "Omnibus Plan"), which was approved by the Company's shareholders on May 20, 2005, and will be in the form of performance units instead of restricted stock. The number of shares of Company common stock actually awarded to Mr. Wilder pursuant to each award is determined using a formula based on the Company's total return to shareholders over the applicable performance period compared to the total return of the companies comprising the Standard & Poor's 500 Electric Utilities Index. Depending on such total return, the number of shares originally awarded in such performance award is adjusted to become from 0% to 200% of the original award, plus applicable dividends earned on the underlying shares. Under the terms of the LTICP, the aggregate maximum award that may be paid (in cash or in Company shares) during any calendar year individually to certain plan participants (including Mr. Wilder) is an amount equivalent to the fair market value of 100,000 shares of Company common stock, determined as of the first day of the calendar year of the payment. The Omnibus Plan contains a similar distribution cap. Under the Omnibus Plan, the maximum award that may be paid during any calendar year individually to certain plan participants (including Mr. Wilder) in connection with performance units is an amount equivalent to the fair market value of 1,000,000 shares of Company common stock, determined as of the payment date for any such award. Certain provisions of the Employment Agreement could be interpreted to require the Company to pay Mr. Wilder an amount in cash equal to the value of each award in excess of the applicable distribution cap in the calendar year that such award vests. The Amendment clarifies that any amounts payable to Mr. Wilder under his awards that exceed the applicable distribution cap will be deferred and paid to Mr. Wilder (or his estate) on April 1 of the calendar year following the termination of his employment with the Company. Based upon the Company's stock performance to date, the awards granted to Mr. Wilder in 2004 would exceed the distribution cap contained in the LTICP upon vesting and, thus, would require deferral of amounts in excess of such distribution cap.

Long-Term Incentive Compensation Awards Following Severance
-----------------------------------------------------------

The Employment Agreement provides that if Mr. Wilder's employment with the Company is terminated without "cause" (as defined in the Employment Agreement) or he resigns for "good reason" (as defined in the Employment Agreement) prior to the 5th anniversary of the Employment Agreement, Mr. Wilder is entitled to immediately receive a grant of all long-term incentive compensation awards that would have otherwise been awarded to him between the termination date and the 5th anniversary of the Employment Agreement. These awards would ultimately be paid to Mr. Wilder at the end of their respective performance periods. Under the terms of the Amendment, Mr. Wilder has agreed to forego any post-termination long-term incentive compensation awards in the event of his termination without "cause" or his resignation with "good reason." Pursuant to the existing terms of the Employment Agreement, Mr. Wilder would retain all long-term incentive


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compensation awards granted to him prior to the date of his termination or resignation and each such award would be paid to him in the amount and at the time provided for in such award.

ITEM 8.01.  OTHER EVENTS.

Pursuant to the terms of the Employment Agreement, the Company has previously established a rabbi trust, which holds 500,000 shares of Company common stock purchased by the Company, which shares are to be distributed to Mr. Wilder, in equal portions on the third and sixth anniversaries of the Employment Agreement unless otherwise deferred by Mr. Wilder. Mr. Wilder has notified the Company of his election to defer the distribution of these shares until the calendar year following the year in which his employment terminates.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

10.1 First Amendment to Employment Agreement, dated June 21, 2005, by and between TXU Corp. and Mr. C. John Wilder


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the following registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TXU CORP.



                                     By:/s/ Stanley J. Szlauderbach
                                        ----------------------------------------
                                     Name:  Stanley J. Szlauderbach
                                     Title: Senior Vice President and Controller


Dated:  June 24, 2005